EXHIBIT 10.8

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal Expansion (“Phase 2 Project”)	CHANGE ORDER NUMBER: SP2/BE-010
DATE OF CHANGE ORDER: June 17, 2008

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#5

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

The Agreement between the Parties listed above is changed as follows:

I. Increase in the Fixed Fee associated with the implementation of the following agreed Scope Changes:

1.	Temporary Pipeline Compressor to Support Phase 1 (Trend F-1034)	$515,775

Installation of Temporary Pipeline Compressor to support Phase 1 startup, including compressor installation, additional tie-ins, and temporary piping connections. After the Permanent Pipeline Compressor is completed and in service the Temporary Pipeline Compressor and infrastructure will be removed.

2.	Additional AAV Trains Scoping Study (Trend F-1063)	$12,272
	Study to add an additional 174 AAVs to the existing 18 AAVs.

3.	Waste Heat Recovery Sytem Scoping (Trend F-1064)	$30,056
	Study to add Heat Recovery for the four (4) GTGs.

4.	Dike Road Lighting (Trend F-1069)	$223,254
	Design & Installation of lighting for Dike Road.

5.	Startup Planning Support to SPLNG (Trend F-2001)	$389,576
	Provide Startup planning assistance prior to field mobilization of the Phase 2 SPLNG startup activities. Bechtel Startup planning support will work directly with SPLNG personnel on an as-needed basis.

6.	Access Roads to Noble Tanks (Trend F-2003)	$58,127
	Provide access road to Noble Road Tanks.

7.	Potable Water Air Break Tank System (Trend F-2004)	$155,198
	Provide construction & installation of the Potable Water Air Break Tank System.

8.	SPLNG Requested Two Add’l Call Boxes on LNG Tanks (Trend F-2011)	$91,100

Telecommunications Subcontractor (Stratos) shall provide two (2) additional call-boxes on each LNG tank (one at the top, one half-way up the stairs). These call boxes shall provide the same functionality as those in the current scope of work.

9.	Incorporate FERC Mods. To LNG Trench & Tank Sump (Trend F-2015)	$200,296
	Modify LNG Trenches & LNG Tank Sump to incorporate concrete bottom per FERC request.

10.	SPLNG Request Backfill Pond Located SW LNG Tank S-103 (Trend F-2009)	$119,496

Backfill area outside the southwest corner of LNG Tank S-105. Initial backfill scope was performed by Subcontractor (Bayou Construction). Remaining work will be completed by Becon Construction, consisting of spreading remaining soil, ditch-work, and final area grading as necessary.

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal Expansion (“Phase 2 Project”)	CHANGE ORDER NUMBER: SP2/BE-010
DATE OF CHANGE ORDER: June 17, 2008

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#5

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

11.	Add Flow Control to Phase 1&2 Metering Stations (Trend F-2013)	$2,488,013

Add flow control to each of the Metering Tubes in order to control flow from the three (3) vaporization banks (two (2) from Phase 1, and one (1) from Phase 2) to any of the Metering Stations (one (1) from Phase 1 and two (2) from Phase 2).

12.	Close-Out HO Services for WHRS & Pre-Invest of AAVs (Trend F-2058)	$643,566

Home Office Services for Waste Heat Recovery System and Pre-Investment of Production AAVs scope was initated on a verbal client approval with a provisional budget, as Phase 2, Stage 2. Per SPLNG request, this scope of work has been suspended. A budget of $643,566 is being added to Phase 2, Stage 1 to cover cost expended to-date of $385k and the final to-go effort to close-out this scope of work.

	Total Amount of agreed Scope Changes:	$4,926,729

	(Items 1-12 above)

13.	Change Order SP2/BE-008 Carry-Over	$813,318
	This line item represents the remainder difference of $813,318 not previously included in the Fixed Fee adjustment calculation.

	Amount Eligible for Fixed Fee Calculation:	$5,740,047

	(Items 1-12 above)

14.	Change Order SP2/BE-010 Fixed Fee

Fixed Fee increases are based on increments of $5,000,000. Consequently, the Fixed Fee increase associated with this Change Order is calculated based on $5,000,000 (4% x $5,000,000) for a total Fixed Fee Adjustment of $200,000. The remaining balance of $740,047 will be added to a future Change Order when the next US$5,000,000 threshold is achieved.

	Total Fixed Fee Adjustment Amount:	$200,000

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal Expansion (“Phase 2 Project”)	CHANGE ORDER NUMBER: SP2/BE-010
DATE OF CHANGE ORDER: June 17, 2008

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#5

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

ATTACHMENTS:
Attachment A –	Trend Estimate (F-1034)
Attachment B –	Trend Estimate (F-1063)
Attachment C –	Trend Estimate (F-1064)
Attachment D –	Trend Estimate (F-1069)
Attachment E –	Trend Estimate (F-2001)
Attachment F –	Trend Estimate (F-2003)
Attachment G –	Trend Estimate (F-2004)
Attachment H –	Trend Estimate (F-2011)
Attachment I –	Trend Estimate (F-2015)
Attachment J –	Trend Estimate (F-2009)
Attachment K –	Trend Estimate (F-2013)
Attachment K –	Trend Estimate (F-2058)
Attachment L –	Adjusted Fixed Fee Table

REFERENCES:
Project Instruction Form SP2-023
Project Instruction Form SP2-027
SPLNG Correspondence SP-BE-C-269 dated June 19, 2007

Adjustment to Contractor’s Fixed Fee

The original Fixed Fee was	$18,500,000

Change in Fixed Fee by previously authorized Change Orders	$2,000,000

The Fixed Fee prior to this Change Order was	$20,500,000

The Fixed Fee will be increased by this Change Order in the amount of	$200,000

The new Fixed Fee including this Change Order will be	$20,700,000

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order #010 upon the Fixed Fee and shall be deemed to compensate Bechtel fully for such change.

Upon execution of this Change Order by Company and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal Expansion (“Phase 2 Project”)	CHANGE ORDER NUMBER: SP2/BE-010
DATE OF CHANGE ORDER: June 17, 2008

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#5

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

/s/ Charif Souki	/s/ Jose Montalvo
* Charif Souki	Contractor
Chairman	Jose Montalvo
Name
July 24, 2008	Project Manager
Date of Signing	Title
18 Aug 08
/s/ Keith Teague	Date of Signing
*Keith Teague
Sr. Vice President, Asset Group

7/24/08
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

June 25, 2008
Date of Signing

* Required Owner signature